UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

Horizon Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Indiana	000-10792	35-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Street, Michigan City, Indiana	46360
(Address of principal executive offices)	(Zip Code)

(219) 879-0211

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 6, 2020, Horizon Bancorp, Inc. (“Horizon”) entered into a Stock Repurchase Agreement with Sherri S. Fritsch, as Trustee of the 2020 Sherri Salin Fritsch Irrevocable Trust u/a dated January 16, 2020 (the “Seller”). Pursuant to the Stock Repurchase Agreement, Horizon agreed to purchase 1,000,000 shares of common stock, no par value, of Horizon held by the Seller (the “Shares”) in a private transaction. The purchase price for the Shares was $15.31 per Share, and the total consideration paid by Horizon to the Seller in connection with the stock repurchase was $15,310,000. The agreed upon per Share purchase price equals the volume-weighted average closing price of a share of Horizon common stock, as reported on the NASDAQ Stock Market, for the five consecutive trading days immediately preceding the date of the Stock Repurchase Agreement, plus an anticipated regular dividend based on Horizon’s past practices. The stock repurchase closed on March 9, 2020. The stock repurchase was approved by Horizon’s Board of Directors and was made outside of, and did not count toward, Horizon’s existing stock repurchase program.

The foregoing description of the Stock Repurchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Stock Repurchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Stock Repurchase Agreement dated March 6, 2020 by and between Horizon Bancorp, Inc. and Sherri S. Fritsch, as Trustee of the 2020 Sherri Salin Fritsch Irrevocable Trust u/a dated January 16, 2020	Attached

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2020	HORIZON BANCORP, INC.

	By	/s/ Mark E. Secor
Mark E. Secor,
Executive Vice President & Chief Financial Officer

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